UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2018

Sphere 3D Corp.
(Exact name of registrant as specified in its charter)

Ontario, Canada	001-36532	98-1220792
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

240 Matheson Blvd. East,
Mississauga, Ontario	L4Z 1X1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(858) 571-5555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 13, 2018, Sphere 3D Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Maxim Group LLC acting as sole underwriter (the “Underwriter”), relating to the offer and sale (the “Offering”) in the aggregate of 3,300,000 of the Company’s common shares, no par value per share (the “Common Shares”) and warrants to purchase 990,000 Common Shares (the “Warrants”). Each Common Share will be sold together with a Warrant entitling the holder to purchase 0.30 Common Share. The combined purchase price for each Common Share and accompanying Warrant is $0.70. Each Warrant has an exercise price of $0.70 per Common Share. The Warrants are exercisable immediately upon the date of issuance and terminate five years after the date of issuance, subject to certain exceptions. The Company also granted the Underwriter a 45-day option to purchase up to 375,000 additional Common Shares and Warrants to purchase 112,500 Common Shares. The Underwriter exercised its option with respect to Warrants to purchase 112,500 Common Shares. The gross proceeds to the Company from the Offering, including the exercise by the Underwriter of its 45-day option to purchase additional Warrants, and before underwriting discounts and commissions and estimated offering costs, are expected to be approximately $2.3 million. The Offering and the Underwriter's purchase of the additional Warrants to purchase 112,500 Common Shares in connection with the partial exercise of its over-allotment option closed on April 17, 2018.

All Common Shares and Warrants are being offered by the Company and will be sold under the Company’s registration statement on Form F-3 (File No. 333-206357), as supplemented by the prospectus supplement filed with the Securities and Exchange Commission on April 13, 2018.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company, closing conditions, indemnification obligations of the parties, other obligations of the parties and termination provisions. The representations, warranties and covenants in the Underwriting Agreement were made only for purposes of the Underwriting Agreement and as of specific dates, were solely for the benefit of the parties to the Underwriting Agreement and may be subject to limitations agreed upon by the parties.

As a condition of the Underwriting Agreement, each of the Company’s directors and executive officers has entered into a lock-up agreement pursuant to which they have agreed, subject to certain exceptions, not to offer, issue, sell, contract to sell, encumber, grant any option for the sale of or otherwise dispose of any Common Shares or other securities convertible into or exercisable or exchangeable for Common Shares for a period of 60 days after the date of the prospectus supplement without the prior written consent of the Underwriters. Additionally, subject to certain exceptions, until April 28, 2018, neither the Company nor any of its subsidiaries may issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Shares or common share equivalents, and until May 12, 2018, the Company is prohibited from effecting a reclassification (other than a reverse stock split) of its Common Shares.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to each of the Underwriting Agreement, the form of Warrant, and the form of Lock-Up Agreement, which are attached hereto as Exhibits 1.1, 4.1, and 4.2, respectively and are incorporated herein by reference.

Item 8.01 Other Events.

     On April 12, 2018, the Company issued a press release announcing the Offering. On April 13, 2018, the Company issued a press release announcing the pricing of the Offering. On April 17, 2018, the Company issued a press release announcing the closing of the Offering. Copies of the press releases are attached as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively and are incorporated herein by reference.

Copies of the opinions of Stikeman Elliott LLP and O’Melveny & Myers LLP relating to the legality of the Common Shares and Warrants are attached hereto as Exhibit 5.1 and Exhibit 5.2, respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated April 13, 2018, by and among Sphere 3D Corp. and the several underwriters named in Schedule I thereto

4.1	Form of Warrant

4.2	Form of Lock-up Agreement

5.1	Opinion of Stikeman Elliott LLP

5.2	Opinion of O’Melveny & Myers LLP

23.1	Consent of Stikeman Elliott LLP (included in Exhibit 5.1 hereto)

23.2	Consent of O’Melveny & Myers LLP (included in Exhibit 5.2 hereto)

99.1	Press Release Issued April 12, 2018

99.2	Press Release Issued April 13, 2018

99.3	Press Release Issued April 17, 2018

Forward Looking Statements

This Form 8-K contains forward-looking statements that involve risks, uncertainties, and assumptions that are difficult to predict. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of risks and uncertainties including, without limitation, the entry into the Purchase Agreement dated February 20, 2018 with Silicon Valley Technology Partners LLC (“Purchaser”), an entity established and controlled by Eric Kelly, chairman and chief executive officer of the Company, pursuant to which Purchaser proposes to acquire Overland and the Data Protection and Archive business from Sphere 3D; Purchaser’s inability to obtain sufficient financing to fund such acquisition and our inability to meet the closing conditions and to close such acquisition on a timely basis; our inability to obtain additional debt or equity financing or to refinance our debt; any increase in our cash needs; the Company’s ability to maintain listing with the NASDAQ Capital Market; our ability to successfully integrate the UCX and HVE ConneXions business with Sphere 3D’s other businesses; unforeseen changes in the course of our business or the business of our wholly-owned subsidiaries, including, without limitation, Overland Storage and Tandberg Data; market adoption and performance of our products; the level of success of our collaborations and business partnerships; possible actions by customers, partners, suppliers, competitors or regulatory authorities; and other risks detailed from time to time in our periodic reports contained in our Annual Information Form and other filings with Canadian securities regulators (www.sedar.com) and in prior periodic reports filed with the United States Securities and Exchange Commission(www.sec.gov). Sphere 3D undertakes no obligation to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 17, 2018

SPHERE 3D CORP.

By:	/s/ Kurt L. Kalbfleisch
Kurt L. Kalbfleisch
Chief Financial Officer

EXHIBIT INDEX

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated April 13, 2018, by and among Sphere 3D Corp. and the several underwriters named in Schedule I thereto

4.1	Form of Warrant

4.2	Form of Lock-up Agreement

5.1	Opinion of Stikeman Elliott LLP

5.2	Opinion of O’Melveny & Myers LLP

23.1	Consent of Stikeman Elliott LLP (included in Exhibit 5.1 hereto)

23.2	Consent of O’Melveny & Myers LLP (included in Exhibit 5.2 hereto)

99.1	Press Release Issued April 12, 2018

99.2	Press Release Issued April 13, 2018

99.3	Press Release Issued April 17, 2018